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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2007

                                 SOLUTIA INC.
                                 ------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                                   --------
                           (STATE OF INCORPORATION)
         001-13255                                             43-1781797
         ---------                                             ----------
        (COMMISSION                                          (IRS EMPLOYER
        FILE NUMBER)                                      IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------     ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

                                (314) 674-1000
                                --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 17, 2003, Solutia Inc. ("Solutia") and its fourteen U.S. subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors' chapter 11 cases were consolidated for the purpose of joint administration and were assigned the lead case number 03-17949 (PCB).

         On May 18, 2007, the Bankruptcy Court entered an order (the "Sale Order") approving Solutia's entry into an asset purchase agreement dated March 11, 2007 (the "Purchase Agreement"), by and between Solutia, a Delaware corporation and Thermphos Trading GmbH, a Swiss corporation ("Thermphos") for the sale of Solutia's Dequest(R) water treatment phosphonates business to Thermphos and its affiliates. Solutia announced it had reached a definitive agreement for the sale of the Dequest(R) business in a press release and Form 8-K filed on March 12, 2007.

         The description of the Purchase Agreement contained herein sets forth a brief summary of certain terms of the agreement that may be material to Solutia. However this description does not purport to be complete and is qualified in its entirety by reference to the specific terms of the Purchase Agreement which will be filed upon closing of the Purchase Agreement.

         The Purchase Agreement provides for the sale, assignment and transfer from Solutia to Thermphos of all of Solutia's rights, title and interest to the assets, other than certain excluded assets, exclusively used or held for use in the Dequest(R) business, and for the assumption by Thermphos of specified liabilities of Dequest(R). Certain liabilities including, but not limited to, certain employee benefit and retiree obligations relating to the Dequest(R) business will be retained by Solutia.

         The sale price is $67 million, subject to adjustments for working capital and inventory value as of the closing date. At closing, $2.5 million of the sale proceeds will be placed into escrow for one year to secure
Solutia's indemnification obligations to Thermphos under the Purchase Agreement. A portion of the net proceeds of the sale will be used to pay down the term loan under Solutia's debtor-in-possession credit facility.

         The Purchase Agreement includes an agreement by Solutia not to compete in the business of production and sale of phosphonates and phosphonate-based specialty additives and the purchase and resale of such products for a period of three years following the closing date, except that it may continue its Fluids Business (as defined in the Purchase Agreement). The Purchase Agreement also includes an agreement by Thermphos not to hire nor solicit any employees of Solutia or its affiliates for a period of two years following the closing date.

         Under the terms of the Purchase Agreement, Solutia is required to indemnify, defend and hold harmless Thermphos and its affiliates from and against any and all losses, damages and liabilities resulting from breaches of the representations, warranties and covenants contained in the Purchase Agreement or from any excluded liabilities. Under the terms of the Purchase Agreement, Thermphos is required to defend, indemnify and hold harmless Solutia and its affiliates from and against any and all losses, damages and liabilities resulting from breaches of the representations, warranties and covenants contained in the Purchase Agreement or from any assumed liabilities.

         Closing of the Purchase Agreement is subject to a number of conditions, including receipt of other required government and regulatory approvals as well as customary closing conditions. The Purchase Agreement provides the parties with customary termination rights relating to material adverse changes or impossibility of conditions precedent to the closing.

ITEM 7.01.  REGULATION FD DISCLOSURE

         As previously announced in a press release by Solutia, on May 16, 2007, the Debtors filed with the Bankruptcy Court: (a) the Debtors' First Amended Joint Plan of Reorganization pursuant to Chapter 11

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of the Bankruptcy Code (the "Plan") and (b) the Debtors' First Amended
Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code (the "Disclosure Statement"). Copies of the Plan and Disclosure Statement, as filed with the Bankruptcy Court, are furnished as Exhibits 99.1 and 99.2 hereto, respectively. Also furnished herewith as Exhibit 99.3 is a copy of the press release that Solutia issued on May 16, 2007 and furnished to the SEC on Form 8-K on that same date. Solutia is refurnishing such press release hereunder to clarify that it corrected an earlier press release that Solutia issued on May 16, 2007 which earlier press release incorrectly stated the amount of the anticipated enterprise value of reorganized Solutia as set forth in its Plan. The correct amount is $2.85 billion.

         Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.       Description
-----------       -----------
   99.1           Debtors' First Amended Joint Plan of Reorganization Pursuant
                  to Chapter 11 of the Bankruptcy Code
   99.2           Debtors' First Amended Disclosure Statement Pursuant to
                  Section 1125 of the Bankruptcy Code
   99.3           Press release dated May 16, 2007

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOLUTIA INC.

                                       /s/ Rosemary L. Klein
                                       ---------------------------
                                       Senior Vice President, General Counsel
                                       and Secretary

DATE:  May 22, 2007